UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2011

Marshall Edwards, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 101, San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 792-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note:

This report amends Marshall Edwards, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2011 (the “Initial Filing”) by providing under Item 3.02, through incorporation by reference, certain information previously reported under Item 2.01 relating to the Asset Purchase (as defined below). All other information in this report remains unchanged from the Initial Filing.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosures set forth under Item 2.01 of this Current Report on Form 8-K relating to the termination of certain license agreements and other agreements related thereto are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 10, 2011, Marshall Edwards, Inc. (the “Company”) issued a press release announcing the consummation of the transactions contemplated by the previously announced Asset Purchase Agreement (the “Asset Purchase Agreement”), dated December 21, 2010, between the Company, Novogen Limited (“Novogen”), the Company’s majority stockholder, and Novogen Research Pty Limited. Pursuant to the terms of the Asset Purchase Agreement, the Company has acquired from Novogen certain assets used in or generated under or in connection with the discovery, development, manufacture and marketing of intellectual property and products based on the field of isoflavonoid technology and on compounds known as isoflavones, including those related to the drug candidates Phenoxodiol, Triphendiol, NV 143 and NV-128 (the “Isoflavone-related Assets”). The transactions contemplated by the Asset Purchase Agreement are collectively referred to in this report as the “Asset Purchase.”

As consideration for the Isoflavone-related Assets, the Company issued to Novogen, in a transaction exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof, 1,000 shares of the Company’s newly-designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”). Each share of Series A Preferred Stock is convertible at any time and from time to time and without the payment of additional consideration by the holder thereof into 4,827 shares of the Company’s common stock, par value $0.00000002 (the “Common Stock”). In addition, if a Phase II clinical trial involving the Company’s isoflavone technology has achieved a statistically significant result (p=0.05 or less) or a first patient is enrolled in a Phase III clinical trial involving the Company’s isoflavone technology, then any share of the Series A Preferred Stock not already converted may thereafter be converted into 9,654 shares of Common Stock.

The Company has the option to purchase, in a single transaction, all of the unconverted Series A Preferred Stock for an aggregate exercise price of $12,000,000 in cash for all of the Series A Preferred Stock and, where a portion of the Series A Preferred Stock has been converted, the exercise price shall be pro-rated. Upon the earlier of (i) the fifth anniversary of the closing of the Asset Purchase and (ii) a “change in control”, as defined in the Asset Purchase Agreement, of Novogen, all unconverted Series A Preferred Stock will automatically convert into Common Stock in accordance with the applicable conversion ratio.

Without the prior written consent of the Company, Novogen will not be permitted, directly or indirectly, to transfer, sell, assign, pledge, lend, convey, hypothecate or otherwise encumber or dispose of (“Transfer”) any Series A Preferred Stock. In addition, until June 30, 2011, without the prior written consent of the Company, Novogen will not be permitted, directly or indirectly, to Transfer any shares of the Common Stock issued to Novogen upon conversion of the Series A Preferred Stock. In connection with the transactions contemplated by the Securities Purchase Agreement, dated as of May 2, 2011, between the Company and certain accredited investors, Novogen agreed to similar restrictions on its ability to sell, pledge or otherwise dispose of Common Stock until December 24, 2011.

Holders of the Series A Preferred Stock are not entitled to receive any dividend or other similar distributions, except in the event that the Company’s board of directors or any duly authorized committee thereof declares and authorizes a special dividend or distribution on any shares of Series A Preferred Stock.

Holders of the Series A Preferred Stock will not be entitled to vote any shares of Series A Preferred Stock. Holders of the Series A Preferred Stock will not have any rights of preemption, except as the Company may otherwise agree in writing.

On May 9, 2011, the Company filed a Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Designation”) with the office of the Secretary of State of the State of Delaware; a copy of the Certificate of Designation is attached hereto as Exhibit 3.1.

Effective upon the consummation of the Asset Purchase, each of the following agreements, along with any other agreements relating thereto, with respect to the Isoflavone-related Assets were terminated:

•

September 2003 license agreement between the Company’s wholly-owned subsidiary Marshall Edwards Pty Limited (“MEPL”) and the Seller pursuant to which Seller granted MEPL a world-wide, non-transferable license under its patents and patent applications and in its licensed know-how to conduct clinical trials and commercialize and distribute certain phenoxodiol products;

•

May 2006 license agreement between MEPL and the Seller pursuant to which the Seller granted MEPL a world-wide, non-transferable license under its patents and patent applications and in its licensed know-how to conduct clinical trials and commercialize and distribute certain products based on two oncology compounds known as NV-196 and NV-143; and

•

August 2009 license agreement between MEPL and the Seller pursuant to which the Seller granted MEPL an exclusive, worldwide, non-transferable license under its patents and patent applications and in the intellectual property rights related to its know how to conduct clinical trials, commercialize and distribute a compound known as NV-128.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth under Item 2.01 of this Current Report on Form 8-K relating to the issuance of the Series A Preferred Stock are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures set forth under Item 2.01 of this Current Report on Form 8-K relating to the Certificate of Designation and the terms thereof are incorporated herein by reference.

Item 8.01	Other Events.

The Company issued a press release announcing the acquisition of the Isoflavone-related Assets on May 10, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of December 21, 2010, by and between the Company, Novogen and Novogen Research Pty Limited, including Exhibit A - Form of Certificate of Designation of Series A Convertible Preferred Stock of Marshall Edwards, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2010 (File No. 000-50484)).

3.1	Certificate of Designation of Series A Convertible Preferred Stock.*

99.1	Press release, dated May 10, 2011, issued by Marshall Edwards, Inc. relating to the acquisition of the Isoflavone-related Assets.*

*	Previously filed with the Initial Filing on May 11, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold Chief Executive Officer

Dated: May 13, 2011

Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of December 21, 2010, by and between the Company, Novogen and Novogen Research Pty Limited, including Exhibit A - Form of Certificate of Designation of Series A Convertible Preferred Stock of Marshall Edwards, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2010 (File No. 000-50484)).

3.1	Certificate of Designation of Series A Convertible Preferred Stock.*

99.1	Press release, dated May 10, 2011, issued by Marshall Edwards, Inc. relating to the acquisition of the Isoflavone-related Assets.*

*	Previously filed with the Initial Filing on May 11, 2011.